            AMENDMENT NO. 2 TO STOCK PURCHASE AND EXCHANGE AGREEMENT
            --------------------------------------------------------

This AMENDMENT NO. 2 TO STOCK PURCHASE AND EXCHANGE AGREEMENT is made and entered into as of June 14, 1996 among Aurtex, Inc., a Nevada Corporation ("Parent") and the person and entities listed as "Shareholders" on the signature page hereof (the "Shareholders") who are all of the shareholders of Global Communications Group, Inc., a Texas corporation ("Company").

                                    RECITALS
                                    --------

     A. The parties have previously entered into a Stock Purchase and Exchange Agreement dated April 19, 1996 (the "Stock Purchase Agreement") pursuant to which the Parent is to acquire all of the issued and outstanding capital stock of the Company from the shareholders in exchange for shares of the Common Stock, $0.001 par value, of Parent (Parent Common Stock"). All capitalized terms used herein which are not defined herein shall have the meaning given them in the stock Purchase Agreement.

     B. The parties wish to amend the Stock Purchase Agreement to reflect the changes in the stock ownership of the Company and the allocations of the Parent Common Stock, all on the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

     1. Exhibits A and B of the Stock Purchase Agreement shall be hereby amended to read in their entirety as follows:

                                   EXHIBIT A
               SHAREHOLDERS OF GLOBAL COMMUNICATIONS GROUP, INC.
               -------------------------------------------------

        a)    Name                      b)  Number of Global Shares
              ----                          -----------------------
              Telecom Partners, Ltd                   941.18
              Arnold Salinas                           19.61
              Angel Stoicher                           31.37
              Charles Petrov                            7.84
                                                    --------

                                                    1,000.00
                                                    =========

                                   EXHIBIT B
                         SHARE OF AURTEX TO BE RECEIVED
                         ------------------------------

        a)    Name                      b)  Number of Global Shares
              ----                          -----------------------
              Telecom Partners, Ltd               16,000,000
              Arnold Salinas                         333,333
              Angel Stoicher                         533,322
              Charles Petrov                         133,288
                                                  ------------

                                                  17,000,000
                                                  ============

     2. Except as specifically provided herein, the Stock Purchase Agreement shall not be amended or modified and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 2 TO THE STOCK PURCHASE AND EXCHANGE AGREEMENT to be executed as of the date first written above.


PARENT:

AURTEX, INC.



By:
     ---------------------
     Theodore Georgelas
     President and Chief Executive Officer


SHAREHOLDERS:

TELECOM PARTNERS, LTD.



By:
     ---------------------
     Mohamed A. Hadid, Co-Chairman



- --------------------------
Arnold Salinas



- --------------------------
Angel Stoicher



- --------------------------
Charles Petrov

                                       16